                  Oppenheimer Limited Term California Municipal Fund

                          Supplement dated November 13, 2007
                       to the Prospectus dated October 31, 2007

     This  supplement   amends  the  Prospectus  of  Oppenheimer   Limited  Term
California Municipal Fund (the "Fund") dated October 31, 2007 as follows:

     The second  paragraph  of the  footnote  under the "Annual  Fund  Operating
Expenses"  table,  beginning on page 11, is deleted in its entirety and replaced by the following:

     Prior to November 30,  2006,  the Manager had  voluntarily  agreed to waive management  fees and/or  reimburse the Fund for certain  expenses so that "Total
Annual Fund Operating Expenses,"  excluding expenses  attributable to the Fund's investments in inverse  floaters,  would not exceed 0.80% for Class A shares and
1.55% for Class B shares  and Class C  shares.  The Fund  recognized  additional income in an amount that directly  corresponded to the inverse floater expenses.
The Fund's net asset  values per share and  returns  were not  affected by those expenses. The voluntary waiver was withdrawn effective November 30, 2006. During the year ended July 31, 2007,  after the waiver the "Total Other  Expenses"  and
"Total Annual Operating Expenses" were, respectively,  0.36% and 1.08% for Class
A shares,  0.42%  and 1.89% for Class B shares,  and 0.39% and 1.86% for Class C shares.

November 13, 2007                                                    PS0801.005